11. What Services Does Scudder Provide?

      As a shareholder, you'll enjoy:

     *    professional   service  from   representatives  who  can  answer  your
          questions and execute your transactions

     * automated toll-free touchtone access to account information, share prices and yields, and to perform transactions

     *    Scudder's  quarterly  shareholder  newsletter,  At the Helm

     *    regular, informative reports about the performance of your Fund

Scudder wants you to make informed investment decisions. This Fund Profile contains key information about Scudder Emerging Markets Income Fund. More details appear in the Fund's accompanying prospectus. Please read it carefully before you invest. If you have any questions, please call 1-800-225-2470.

104-9-105



Scudder
Emerging Markets
Income Fund

Fund Profile
October 1, 1995

SCUDDER EMERGING MARKETS INCOME FUND

1. What Are The Fund's Objectives?


          Scudder Emerging Markets Income Fund seeks high current income. Its secondary objective is long-term capital appreciation.

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2. What Does The Fund Invest In?

          The Fund invests primarily (at least 65% of assets) in high-yield /high risk debt securities issued by governments and corporations in emerging markets. These securities generally are rated below investment-grade.

          *    The Fund may focus its investments in countries in Latin America.

          * The Fund's assets are invested primarily in U.S. dollar-denominated income-bearing securities issued by governments or related entities and corporations.

          * The weighted average maturity of the Fund's portfolio will be actively managed and will vary from period to period.

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3. What Are The Risks Of Investing In The Fund?

          Emerging market securities can be more volatile and less liquid than securities in more developed markets. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings, which determine the Fund's share price. Consequently, the Fund's share price and yield are likely to vary from day to day. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

          Because it is non-diversified, the Fund may invest in a small number of issuers, which will subject it to greater market and credit risk than a diversified fund. Furthermore, the Fund's holdings in securities rated below investment-grade carry a greater risk of default and more price volatility than securities rated investment- grade or above.

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4. For Whom Is This Fund Appropriate?


          You may wish to consider this Fund if you are seeking high current income and:

          *    plan to hold your investment for several years,

          *    can tolerate fluctuations in share price, and

          * have or plan to have other investments for the benefit of diversification.

5. What Are The Fund's Expenses And Fees?

          There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Emerging Markets Income Fund, are:

          Shareholder transaction expenses-            Annual Fund operating expenses-
          fees charged directly to your account        (after expense maintenance)-
          for various transactions.                    fees paid by the Fund before it distributes
                                                       its net investment income, expressed as a
          Sales Commission         None                percentage of the Fund's average daily net
          Commissions to Reinvest                      assets. Figures below are for the fiscal year
           Dividends               None                ended October 31, 1994, during which Scudder
          Redemption Fee           None                maintained the total annualized expenses of the
          Exchange Fee             None                Fund at not more than 1.50% of average daily net
                                                       assets. Had Scudder not done so, expenses would
                                                       have amounted to 2.14%, including 1.00% for
                                                       management fees.  Scudder will continue this
                                                       expense maintenance until February 29, 1996.

                                                       Investment management fee     0.36%
                                                       12b-1 fees                    None
                                                       Other expenses                1.14%
                                                                                     ----
                                                       Total Fund operating expenses 1.50%
                                                                                     ====

          Example: Assuming a 5% annual return         One Year                       $15
          and redemption at the end of each period,    Three Years                    $47
          the total expenses relating to a $1,000      Five Years                     $82
          investment would be:                         Ten Years                     $179

          This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

6. How Has The Fund Performed Historically?

          This chart shows how the Fund has performed since it commenced operations on December 31, 1993, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on September 30, 1995 was 12.50%.

          Total return for the year ended December 31, 1994:

                              -8.06

The Fund's Average Annual Total Return for the period ended September 30, 1995

One Year          3.33%

Life of Fund      0.53%

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7. Who Manages The Fund?

          The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world.

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8. How Can I Invest?

          To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is only $1,000. Thereafter, additional investments may be made for as little as $100. You may also exchange shares free of charge within the Scudder Family of Funds.

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9. How Can I Redeem Shares?

          You may redeem shares at the current share price on any business day by telephone, fax, or mail.

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10. When Are Distributions Made?

          The Fund typically makes distributions in April, July, October, and December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.